EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report




                      AUGUST 2004 MONTHLY OPERATING REPORT
         FOR THE FOUR WEEK PERIOD FROM AUGUST 1, 2004 TO AUGUST 28, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           1 Crosfield Avenue
                           West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
------------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls

Date: September 15, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report



                                TABLE OF CONTENTS




                                                                         Page
                                                                         ----

Condensed Consolidated Balance Sheet                                      3

Condensed Consolidated Statements of Operations                           4

Condensed Consolidated Statements of Cash Flows                           5

Notes to Condensed Consolidated Financial Statements                      6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheets                      15

Schedule 2:  Condensed Consolidating Statements of Operations            16

Schedule 3:  Total Disbursements by Debtor Entity                        17

Schedule 4:  Additional Information                                      18
o        Cash Summary
o        Accounts Receivable Aging Summary
o        Summary of Unpaid Post-Petition Accounts Payable
o        Summary of Taxes Payable

Schedule 5:  Certifications                                              20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                 August 28, 2004


ASSETS
------
Current Assets:
  Cash and cash equivalents                          $     106.8
  Amounts due from retail sales                             21.0
  Accounts receivable, net                                   6.8
  Inventories                                              140.2
  Prepaid expenses and other current assets                 22.4
                                                     ------------
Total current assets                                       297.2

  Property and equipment, net                               70.0
  Intangible assets, net                                    12.1
  Deferred charges and other assets                          5.4
                                                     ------------
Total Assets                                         $     384.7
                                                     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                   $      66.0
  Accrued expenses                                          35.7
  Taxes payable                                             11.4
                                                     ------------
Total current liabilities                                  113.1
  Long-term liabilities                                     39.8
                                                     ------------
Total liabilities not subject to compromise                152.9
                                                     ------------
Liabilities subject to compromise:
  Secured liabilities                                        7.1
  Unsecured liabilities                                    156.5
  Minority interests                                        13.5
                                                     ------------
Total liabilities subject to compromise                    177.1

Minority interests                                          19.7
                                                     ------------
Total Liabilities                                          349.7

Shareholders' Equity:
  Common stock $.0l par value: 100,000,000 shares
  authorized, 30,999,839 shares issued                       0.3
  Additional paid-in capital                               337.9
  Treasury stock: 10,711,569 shares at cost               (310.6)
  Unearned compensation                                     (0.7)
  Retained earnings                                          8.1
                                                     ------------
Total Shareholders' Equity                                  35.0
                                                     ------------
Total Liabilities and Shareholders' Equity           $     384.7
                                                     ============


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              For The Period From August 1, 2004 To August 28, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                 Month of          Cumulative
                                                                                  August          Filing to Date
                                                                               --------------     --------------
Net sales                                                                      $        61.7     $       427.6
Cost of sales                                                                           46.2             303.8
                                                                               --------------    --------------
Gross profit                                                                            15.5             123.8

Store operating, selling, general and administrative expenses                           18.0             123.0
Depreciation and amortization                                                            1.6              14.7
Interest expense                                                                         0.2               8.8
                                                                               --------------    --------------
  Loss before reorganization expenses                                                   (4.3)            (22.7)

Reorganization expenses:
  Store and distribution center closing and related asset impairment costs               0.4              33.3
  Gain on settlement of bankruptcy claims                                               (1.3)             (0.7)
  Professional fees                                                                      0.9               9.3
                                                                               --------------    --------------
Loss before income taxes, minority interests and discontinued operations                (4.3)            (64.6)
Benefit for income taxes                                                                (0.6)             (4.9)
                                                                               --------------    --------------
  Loss before minority interests and discontinued operations                            (3.7)            (59.7)

Minority interests in net loss of subsidiaries                                           1.3               9.3
Loss from discontinued Athletic Segment                                                 (1.9)            (57.2)
Gain from disposal of Athletic Segment                                                   0.2              28.9
                                                                               --------------    --------------

  Net loss                                                                     $        (4.1)    $       (78.7)
                                                                               ==============    ==============



See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
              For The Period From August 1, 2004 To August 28, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)



                                                                      Month of           Cumulative
                                                                       August          Filing to Date
                                                                   ---------------     ---------------
Net cash (used in) provided by operating activities                $        (14.2)     $         47.9
                                                                   ---------------     ---------------

Cash flows provided by investing activities:
  Additions to property and equipment                                        (0.4)               (2.2)
  Proceeds from sale of furniture and equipment                               0.1                 0.1
  Proceeds from sale of Distribution Centers                                    -                27.3
  Proceeds from sale of Shoezone                                              5.2                 5.2
  Proceeds from sale of Footaction                                            4.0               218.6
                                                                   ---------------     ---------------
Net cash provided by investing activities                                     8.9               249.0
                                                                   ---------------     ---------------

Cash flows used in financing activities:
  Repayments on notes payable                                                   -              (207.1)
  Other                                                                       0.2                (0.1)
                                                                   ---------------     ---------------

Net cash used in financing activities                                         0.2              (207.2)
                                                                   ---------------     ---------------

Net (decrease) increase in cash and cash equivalents                         (5.1)               89.7
Cash and cash equivalents, beginning of period                              111.9                17.1
                                                                   ---------------     ---------------

Cash and cash equivalents, end of period                           $        106.8      $        106.8
                                                                   ===============     ===============


See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.       BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company decided to seek bankruptcy protection after management determined it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a decline in its liquidity primarily resulting from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court established procedures for the sale (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within its Meldisco Segment, the Company plans to exit the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated"), has exited the footwear departments in 44 Gordmans, Inc. ("Gordmans") stores, has closed 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans is approximately $7.0 million. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, is approximately $9.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report

Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of its rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's cure of all prior defaults, including liabilities there under arising prior to the Petition Date. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers. The Company began soliciting offers for its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services for Meldisco for the next eight years under an operating lease agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $22.5 million. On August 20, 2004, the Company announced that it had entered into an agreement to sell Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $15.1 million and as a result, the Company recorded an asset impairment charge of $3.2 million. As per bankruptcy guidelines, an auction was held on September 14, 2004 to solicit other bids and the revised purchase price is now estimated to be $20.2 million. The sale is subject to certain closing conditions and Court approval. The revised purchase price is expected to result in an additional gain of $3.7 million based upon the current impaired value of the asset resulting in a cumulative net gain on the final closing of the transaction of approximately $0.5 million.

In order to exit Chapter 11 successfully, the Company will need to propose and obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. The Bankruptcy Code provides the Company with the exclusive right to propose a Chapter 11 plan for a period of 120 days from the Petition Date. The Court has extended the Company's period of exclusivity through September 28, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all. The Company's future results depend on the timely and successful confirmation and implementation of a Chapter 11 plan.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


3.       BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of August results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

On September 3, 2004, the Company filed its Form 10-K for the fiscal year ended December 28, 2002 with the Securities and Exchange Commission. This filing contained restated financial results for the first half of 2002 and prior periods as well as complete financial statements for the second half of 2002. Accordingly, the originally issued financial statements for the restated periods should no longer be relied upon. In conjunction with the finalization of the restatement, the Company has reflected additional restatement adjustments for fiscal years 2000 and prior. These additional adjustments, which relate to retiree benefit obligations and payroll accruals, amounted to approximately $0.9 million and are included in the 10-K filed on September 3, 2004 and will be reflected as opening retained earnings adjustments in the accompanying financial statements. In addition, the Company is in the process of finalizing the results for fiscal 2003 which may result in further opening retained earnings adjustments.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending August 28, 2004. The Company has completed or is in the process of completing several significant transactions and is evaluating and recording the impairment of certain long-lived assets. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such documents. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization. The Company has not filed a Chapter 11 plan as of this date and such plan, when and if filed, will be subject to acceptance by the required creditors and approval by the Court.

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The MOR has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Court set July 30, 2004 as the latest date for which proof of claims can be filed by the creditors of the Company and August 30, 2004 for government entities (excluding the U.S. Internal Revenue Service for which the date is September 30, 2004) for amounts relating to periods prior to the Petition Date (pre-petition liabilities). See Note 7. As a result, the Company has not completed the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports.

4.       THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available to reflect the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report

financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, the Company may, at its option, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels. The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of August 28, 2004, there were no loans outstanding under the DIP and Exit Facility.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master License Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. The lenders have extended the time for the delivery of the 2003 consolidated financial statements and certain compliance certifications until the earlier to occur of January 31, 2005 or the date the Company emerges from Chapter 11.

5.       DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of August 28, 2004, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.1 million has been paid to date resulting in a remaining obligation of $49.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations which were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. As of August 28, 2004 the estimated gain on the sale of the Athletic Segment, including the effect of closing the underperforming stores, is approximately $28.9 million. The $28.9 million will increase by the amount of the escrowed cash that is released to the Company. The final allocation of the purchase price may result in an adjustment between the gain from disposal and the loss from discontinued operations of the Athletic Segment.

6.  MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master License Agreement and the license agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master License Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


Under the Master License Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. These audits for fiscal years 1999-2003 are in process. Under the bankruptcy claims procedures, Kmart has filed a claim of approximately $58.0 million. The Company believes that, upon reconciliation, its recorded amounts will be adequate, but there can be no assurances and any material changes in this reconciliation could have a material adverse effect on the Company.

In June 2004 and August 2004, Kmart announced the sale of an additional 54 and 18 stores to other retailers, respectively. The effect of these additional store closings could have a material adverse effect on the financial position and results of operations of the Company.

7.       LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. As previously noted, the bar date for creditors was July 30, 2004 and the bar date for government entities has been set for August 30, 2004 (excluding the U.S. Internal Revenue Service for which the date is September 30, 2004). Differences between liability amounts recorded by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Debtors will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

8.       LEGAL PROCEEDINGS

The Company and certain of its directors and officers are defendants in two derivative suits (consolidated into a single action) and several purported class action lawsuits (also consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


With Court approval, Footstar and the relevant individual parties have mutually agreed to resolve the claims made in the derivative complaints, without any admission of liability, for $9.2 million, all of which will be funded with insurance proceeds and paid to the Company. Footstar is in the process of seeking an order from the court before which this litigation is pending approving the resolution of such litigation and dismissing it with prejudice.

With Court approval, Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.       REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.3 million and $16.1 million for the current period and filing to date period, respectively. Of this amount, $0.4 million and $6.8 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.         INCOME TAXES

The Company has established a valuation allowance for its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision for taxes on the earnings of the Company's 51%-owned subsidiaries as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these undistributed taxable earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.      ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


12.      CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related Balance Sheets and Statements of Operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
              For The Period From August 1, 2004 To August 28, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                            SCHEDULE 1

                                                              Athletic        Meldisco
                                                              Division        Division        Corporate        Total
                                                            -------------    ------------   -------------   ------------
ASSETS
------
Current Assets:
  Cash and cash equivalents                                 $          -     $       0.2    $     106.6    $     106.8
  Amounts due from retail sales                                      0.1            20.9              -           21.0
  Accounts receivable, net                                           1.6             4.3            0.9            6.8
  Inventories                                                        0.9           143.3           (4.0)         140.2
  Prepaid expenses and other current assets                          0.8            17.9            3.7           22.4
  Intercompany                                                     219.8           449.8         (669.6)             -
                                                            -------------    ------------   ------------   ------------
Total current assets                                               223.2           636.4         (562.4)         297.2

  Property and equipment, net                                        5.6             4.0           60.4           70.0
  Intangible assets, net                                               -               -           12.1           12.1
  Deferred charges and other assets                                  1.6             0.3            3.5            5.4
                                                            -------------    ------------   ------------   ------------
Total Assets                                                $      230.4     $     640.7    $    (486.4)   $     384.7
                                                            =============    ============   ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                          $       (2.0)    $      66.5    $       1.5    $      66.0
  Accrued expenses                                                   1.6            10.8           23.3           35.7
  Taxes payable                                                      7.2            (1.4)           5.6           11.4
                                                            -------------    ------------   ------------   ------------
Total current liabilities                                            6.8            75.9           30.4          113.1
  Long-term liabilities                                                -               -           39.8           39.8
                                                            -------------    ------------   ------------   ------------
Total liabilities not subject to compromise                          6.8            75.9           70.2          152.9
Liabilities subject to compromise:
  Secured liabilities                                                  -               -            7.1            7.1
  Unsecured liabilities                                            104.1            38.6           13.8          156.5
  Minority interests                                                   -            13.5              -           13.5
                                                            -------------    ------------   ------------   ------------
Total liabilities subject to compromise                            104.1            52.1           20.9          177.1
                                                            -------------    ------------   ------------   ------------

Minority interests                                                     -            19.7              -           19.7
                                                            -------------    ------------   ------------   ------------
Total Liabilities                                                  110.9           147.7           91.1          349.7

Shareholders' Equity:
  Common stock                                                         -               -            0.3            0.3
  Additional paid-in capital                                       264.7           111.0          (37.8)         337.9
  Treasury stock                                                       -               -         (310.6)        (310.6)
  Unearned compensation                                                -               -           (0.7)          (0.7)
  Retained earnings (deficit)                                     (145.2)          382.0         (228.7)           8.1
                                                            -------------    ------------   ------------   ------------
Total Shareholders' Equity (Deficit)                               119.5           493.0         (577.5)          35.0
                                                            -------------    ------------   ------------   ------------
Total Liabilities and Shareholders' Equity (Deficit)        $      230.4     $     640.7    $    (486.4)   $     384.7
                                                            =============    ============   ============   ============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              For The Period From August 1, 2004 To August 28, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                       SCHEDULE 2
                                                         Athletic        Meldisco
                                                         Division        Division      Corporate        Total
                                                        ---------       ---------      ---------      ---------
Net sales                                               $      -        $   61.7       $      -       $   61.7
Cost of sales                                                  -            47.1           (0.9)          46.2
                                                        ---------       ---------      ---------      ---------
  Gross profit                                                 -            14.6            0.9           15.5

Store operating, selling, general and
administrative expenses                                        -            17.5            0.5           18.0
Depreciation and amortization                                  -             1.5            0.1            1.6
Interest (income) / expense                                    -            (0.9)           1.1            0.2
                                                        ---------       ---------      ---------      ---------
Loss before reorganization expenses                            -            (3.5)          (0.8)          (4.3)

Reorganization expenses:
  Store and distribution center closing and
  related asset impairment costs                               -             0.4              -            0.4
  Gain on settlement of bankruptcy claims                      -            (1.1)          (0.2)          (1.3)
  Professional fees                                            -             0.9              -            0.9
                                                        ---------       ---------      ---------      ---------
    Loss before income taxes, minority
    interests and discontinued operations                      -            (3.7)          (0.6)          (4.3)
  Benefit for income taxes                                     -            (0.6)             -           (0.6)
                                                        ---------       ---------      ---------      ---------
    Loss before minority interests and
    discontinued operations                                    -            (3.1)          (0.6)          (3.7)

Minority interests in net loss of subsidiaries                 -             1.3              -            1.3
Loss from discontinued Athletic Segment                     (1.9)              -              -           (1.9)
Gain from disposal of Athletic Segment                       0.2               -              -            0.2
                                                        ---------       ---------      ---------      ---------
  Net (loss) income                                     $   (1.7)       $   (1.8)      $   (0.6)      $   (4.1)
                                                        =========       =========      =========      =========


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From August 1 to August 28, 2004 amounted to $53.450 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


ADDITIONAL DATA                                                      SCHEDULE 4

--------------------------------------------------------------------------------------------------------
CASH SUMMARY
                                                                                                 Amount
                                                                                                 ------
Total Cash                                                                                      $ 106.8
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                  ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------------------------------
                                              Athletic       Meldisco
                                              Division       Division         Corporate           Total
                                       -----------------------------------------------------------------
0 to 30 days old                                  1.6            3.1              0.4               5.1
31 to 60 days old                                   -            0.2              0.6               0.8
61 to 90 days old                                 0.1            0.3                -               0.4
91+ days old                                      0.9            1.0              0.2               2.1
                                       -----------------------------------------------------------------

Total Accounts Receivable                         2.6            4.6              1.2               8.4
Amount considered uncollectable                  (1.0)          (0.3)            (0.3)             (1.6)
                                       -----------------------------------------------------------------

Net Accounts Receivable                           1.6            4.3              0.9               6.8
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------------------------------
                                              Athletic       Meldisco
                                              Division       Division        Corporate           Total
                                       -----------------------------------------------------------------
# of days past due
------------------
current                                           1.5           57.0              1.3              59.8
0 to 30 days past due                               -            9.5                -               9.5
31 to 60 days past due                            0.1              -              0.1               0.2
61 to 90 days past due                            1.7            0.1                -               1.8
91+ days past due                                (5.3)          (0.1)             0.1              (5.3)
                                       -----------------------------------------------------------------

Total Accounts Payable              **           (2.0)          66.5              1.5              66.0
--------------------------------------------------------------------------------------------------------
** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


ADDITIONAL DATA (CONTINUED)                               SCHEDULE 4 (CONTINUED)



 --------------------------------------------------------------------------------------------------------------------------------
                                                             SUMMARY OF TAXES PAYABLE
 --------------------------------------------------------------------------------------------------------------------------------
                                     BEGINNING       AMOUNT                                                            ENDING
                                       TAX          WITHHELD OR      AMOUNT           DATE           CHECK NO.          TAX
                                     LIABILITY       ACCRUED          PAID            PAID            OR EFT          LIABILITY
=================================================================================================================================
 Federal
---------------------------------------------------------------------------------------------------------------------------------
 Withholding                              0.8            1.5            1.5          various            EFT                  0.8
---------------------------------------------------------------------------------------------------------------------------------
 FICA-employee & employer                 1.6            1.3            1.8          various            EFT                  1.1
---------------------------------------------------------------------------------------------------------------------------------
 Unemployment                             0.1              -            0.1          various            EFT                    -
---------------------------------------------------------------------------------------------------------------------------------
 Income                                  (4.9)          (0.7)             -                                                 (5.6)
---------------------------------------------------------------------------------------------------------------------------------
 Other:_________                          3.4              -              -                                                  3.4
---------------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes                   1.0            2.1            3.4                                                 (0.3)
---------------------------------------------------------------------------------------------------------------------------------
 State and Local
---------------------------------------------------------------------------------------------------------------------------------
 Withholding                              0.5            0.4            0.5          various            EFT & checks         0.4
---------------------------------------------------------------------------------------------------------------------------------
 Sales                                   (0.4)             -            0.2         Aug 15 & 20         EFT & checks        (0.6)
---------------------------------------------------------------------------------------------------------------------------------
 Excise                                   2.5            0.1              -                                                  2.6
---------------------------------------------------------------------------------------------------------------------------------
 Unemployment                             0.2            0.1              -          various            EFT & checks         0.3
---------------------------------------------------------------------------------------------------------------------------------
 Real Property                            1.4              -              -          various            EFT & checks         1.4
---------------------------------------------------------------------------------------------------------------------------------
 Personal Property                        3.2            0.1              -                                                  3.3
---------------------------------------------------------------------------------------------------------------------------------
 Income                                   4.2            0.1              -                                                  4.3
---------------------------------------------------------------------------------------------------------------------------------
 Other:____Local                                                                                                               -
---------------------------------------------------------------------------------------------------------------------------------
    Total State and Local                11.6            0.8            0.7                                                 11.7
---------------------------------------------------------------------------------------------------------------------------------
 Total Taxes                             12.6            2.9            4.1                -                 -              11.4
---------------------------------------------------------------------------------------------------------------------------------
note: the above includes provisions for all tax liabilites, both pre and post-petition.


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered
August 2004 Monthly Operating Report


CERTIFICATIONS                                                      SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:   September 15, 2004                     By      /s/ Sheamus Toal
       -----------------------------                 ---------------------------



Title:   Vice President & Controller           Name:     Sheamus Toal
       -----------------------------                 ---------------------------